2


                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                                 FORM 8-K


 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                ACT OF 1934


      Date of Report (date of earliest event reported): June 26, 1998


                       Commission File Number 1-6560




                                 THE FAIRCHILD CORPORATION
          (Exact name of Registrant as specified in its charter)


          Delaware                                       34-0728587
          (State or other jurisdiction of (I.R.S. Employer Identification No.) Incorporation or organization)


          45025 Aviation Drive, Suite 400
          Dulles, VA                                           20166
          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code          (703) 478-5800



                                      Not Applicable
       (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

                 We hereby file the Nacanco Paketleme ("Nacanco") financial statements for the years ended December 31 1997, 1996 and 1995.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)  Exhibits

  *99.4 Financial statements, related notes thereto and Auditors' Report of Nacanco Paketleme for the fiscal years ended December 31, 1997, 1996 and 1995.

  (*) filed herewith
                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.



                         For THE FAIRCHILD CORPORATION
                         (Registrant) and as its Chief
                         Financial Officer:



                         By:  Colin M. Cohen
                              Senior Vice President and
                              Chief Financial Officer




Date:                    June 26, 1998